                                                                   Exhibit 10.16

                               AMENDMENT NO. 1, CONSENT AND WAIVER dated as of
                           November 18, 1998 (this "Amendment"), to the Credit Agreement dated as of April 30, 1997, as amended and restated as of September 12, 1997, as of April 3, 1998, and as of September 8, 1998 (the "Credit Agreement"), among NEENAH FOUNDRY COMPANY, a Wisconsin corporation (the "Borrower"), NFC CASTINGS, INC., a Delaware corporation ("Holdings"), the Lenders from time to time party thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. Pursuant to the Credit Agreement, the Lenders have extended and have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

                  B. The Borrower has informed the Administrative Agent that it intends to acquire (the "Acquisition") all the issued and outstanding capital stock of Nieman Porter & Co. (d/b/a Cast Alloys, Inc.) ("Cast Alloys") for aggregate consideration, excluding the payment of fees and expenses, of approximately $57,500,000 in cash, in a transaction that will constitute a Permitted Acquisition under the Credit Agreement.

                  C. The Borrower has also informed the Administrative Agent that it proposes to issue up to $90,000,000 aggregate principal amount of Qualified Subordinated Debt (the "New Subordinated Debt"), as permitted by
Section 6.01(k) of the Credit Agreement.

                  D. The Borrower proposes to use approximately $29,000,000 of the proceeds of the New Subordinated Debt to prepay the outstanding Acquisition Loans, without reducing the Acquisition Loan Commitments, and the balance of such proceeds to finance the Acquisition or another Permitted Acquisition and related fees and expenses.

                  E. The Borrower and Holdings have requested that the Required Lenders consent to the use of proceeds of the New Subordinated Debt as described in the preceding paragraph and grant such waivers and agree to such modifications of the Credit Agreement as are necessary to effectuate the same.

                  F. The Required Lenders are willing to grant such amendments, consents and waivers pursuant to the terms and subject to the conditions set forth herein.

                  G. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Consent and Waiver. Subject to Section 3 hereof, the Required Lenders hereby (a) consent to the use by the Borrower of the proceeds of the New Subordinated Debt to finance the Acquisition or, if the Acquisition is not consummated, one or more other Permitted Acquisitions, and to pay related fees and expenses (including the amendment fee referred to below) and (b) waive compliance by the Borrower with the requirement of Section 2.13(d) of the Credit Agreement that the proceeds of the New Subordinated Debt be used to prepay the Term Loans.

                  SECTION 2. Amendments. (a) The definition of the term "Applicable Percentage" in Section 1.01 of the Credit Agreement is hereby amended by replacing the words "December 4, 1998" in the penultimate line thereof with the words "June 4, 1999", and in the same line, inserting the word "Consolidated" before the words "Leverage Ratio".

                  (b) Section 2.13(d) of the Credit Agreement is hereby amended by inserting between the words "and" and "permanently" in the parenthetical in the penultimate line thereof the words ", except with respect to prepayments with the Net Cash Proceeds of Qualified Subordinated Debt,".

                  (c) Section 6.06(a)(iv) of the Credit Agreement is hereby amended by inserting immediately before the semi-colon at the end thereof the words "or (C) at the maturity thereof, the Seller Note".

                  SECTION 3. Agreements. The Borrower agrees that, substantially simultaneously with (and in any event not later than the Business Day next following) the receipt of the Net Cash Proceeds of the New Subordinated Debt, it will (a) use a portion of the proceeds thereof to prepay all outstanding Acquisition Loans in accordance with Section 2.13(d) of the Credit Agreement (as amended hereby) and (b) deposit the balance of such Net Cash Proceeds (the "Deposited Funds") in a cash collateral account maintained with the Collateral Agent for the benefit of the Secured Parties and over which the Collateral Agent shall have exclusive dominion and control in accordance with this Section 3. The Collateral Agent will, at the request of the Borrower and so long as no Default or Event of Default shall have occurred and be continuing, invest the Deposited Funds in Permitted Investments. So long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the right to withdraw any or all the Deposited Funds for the purpose of (i) financing the Acquisition or, if the Acquisition shall not have been consummated, any other Permitted Acquisition, and related fees and expenses and/or (ii) prepaying Loans in accordance with Section 2.13(d) of the Credit Agreement (as amended hereby). To the extent the Deposited Funds are not used to finance the Acquisition or one or more other Permitted Acquisitions and related fees and expenses on or prior to February 15, 1999, then the Deposited Funds (but not any investment earnings, if any, thereon, which shall be for the account of the Borrower) shall be applied by the Administrative Agent to the prepayment of Loans in accordance with
Section 2.13(d) of the Credit Agreement (as amended hereby). If the maturity of the Loans has been accelerated pursuant to Article VII of the Credit Agreement, then the Administrative Agent may, in its discretion, apply the Deposited Funds (and all investment earnings, if any, thereon) to any of the Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents.

                  SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to each other party hereto that (a) after giving effect to this Amendment, (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing and (b) the Acquisition constitutes, and on the date it is consummated will constitute, a Permitted Acquisition.

                  SECTION 5. Amendment Fee. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on

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
or prior to November 18, 1998, through the Administrative Agent, a non-refundable amendment fee in an amount equal to 0.20% of the sum of the aggregate principal amount outstanding of such Lender's Loans, L/C Exposure and unused Commitments as of such date; provided that the Borrower shall have no liability for any such amendment fee if this Amendment does not become effective in accordance with Section 6 below. Such amendment fee shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date (as defined below).

                  SECTION 6. Conditions to Effectiveness. This Amendment shall become effective on the first date (the "Amendment Effective Date") occurring on or prior to December 18, 1998, when (a) the Administrative Agent (or its counsel) shall have received counterparts hereof which, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders and (b) the New Subordinated Debt shall have been issued.

                  SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

                  SECTION 8. Expenses. The Borrower agrees to pay the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment.

                  SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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
                  SECTION 10. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.



                                     NEENAH FOUNDRY COMPANY,

                                      by
                                          /s/        James K. Hildebrand
                                       --------------------------------------
                                       Name:         James K. Hildebrand
                                       Title:        CEO

                                     NFC CASTINGS, INC.,

                                      by
                                          /s/        James K. Hildebrand
                                       --------------------------------------
                                       Name:         James K. Hildebrand
                                       Title:        CEO

                                     THE CHASE MANHATTAN BANK,
                                     individually and as Administrative Agent,
                                     Collateral Agent and Issuing Bank,

                                      by
                                          /s/        Peter S. Predun
                                       --------------------------------------
                                       Name:         Peter S. Predun
                                       Title:        Vice President

                                     AERIES FINANCE LTD.,

                                      by
                                          /s/        Ian David Moore
                                       --------------------------------------
                                       Name:         Ian David Moore
                                       Title:        Director

                                     AMARA-1 FINANCE, LTD.,

                                      by
                                          /s/        Andrew Ian Wignall
                                       --------------------------------------
                                       Name:         Andrew Ian Wignall
                                       Title:        Director

                                        AMARA-2 FINANCE, LTD.,

                                         by
                                             /s/        Andrew Ian Wignall
                                          --------------------------------------
                                          Name:         Andrew Ian Wignall
                                          Title:        Director

                                        BALANCED HIGH-YIELD FUND I LTD.,
                                        by BHF-Bank Aktiengesellschaft, acting
                                        through its New York branch as
                                        attorney-in-fact,

                                         by
                                             /s/        John Sykes
                                          --------------------------------------
                                          Name:         John Sykes
                                          Title:        Vice President

                                         by
                                             /s/        Anthony Heyman
                                          --------------------------------------
                                          Name:         Anthony Heyman
                                          Title:        Assistant Vice President

                                        THE BANK OF NOVA SCOTIA,

                                         by
                                             /s/       F.C.H. Ashby
                                          --------------------------------------
                                          Name:         F.C.H. Ashby
                                          Title:        Senior Manager
                                                        Loan Operations

                                        BANK ONE, WISCONSIN,

                                         by
                                             /s/        Mark P. Bruss
                                          --------------------------------------
                                          Name:         Mark P. Bruss
                                          Title:        Vice President

                                        BHF-BANK AKTIENGESELLSCHAFT,

                                         by
                                             /s/        John Sykes
                                          --------------------------------------
                                          Name:         John Sykes
                                          Title:        Vice President

                                         by
                                             /s/        Anthony Heyman
                                          --------------------------------------
                                          Name:         Anthony Heyman
                                          Title:        Assistant Vice President

                                        CAPTIVA II FINANCE LTD.,

                                         by
                                             /s/        David Egglishaw
                                          --------------------------------------
                                          Name:         David Egglishaw
                                          Title:        Director

                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.,

                                         by
                                             /s/        Renay Jeune
                                          --------------------------------------
                                          Name:         Renay Jeune
                                          Title:        Senior Credit Analyst

                                        CYPRESSTREE INSTITUTIONAL FUND, LLC,
                                        by CypressTree Investment Management
                                        Company, Inc., its Managing Member

                                         by
                                             /s/        Timothy M. Barns
                                          --------------------------------------
                                          Name:         Timothy M. Barns
                                          Title:        Managing Director

                                        CYPRESSTREE INVESTMENT FUND, LLC,
                                        by CypressTree Investment Management
                                        Company, Inc., its Managing Member,

                                         by
                                             /s/        Timothy M. Barns
                                          --------------------------------------
                                          Name:         Timothy M. Barns
                                          Title:        Managing Director

                                        CYPRESSTREE SENIOR FLOATING RATE
                                        FUND, by CypressTree Investment
                                        Management Company, Inc., as Portfolio
                                        Manager,

                                         by
                                             /s/  Timothy M. Barns
                                          --------------------------------------
                                          Name:         Timothy M. Barns
                                          Title:        Managing Director

                                        EATON VANCE SENIOR INCOME TRUST,
                                        by Eaton Vance Management, as its
                                        Investment Advisor,
                                         by
                                             /s/        Scott H. Page
                                          --------------------------------------
                                          Name:         Scott H. Page
                                          Title:        Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                         by
                                             /s/        Kevin Christensen
                                          --------------------------------------
                                          Name:         Kevin Christensen
                                          Title:        Vice President

                                        FIRST SOURCE FINANCIAL LLP,
                                        by First Source Financial, Inc., its
                                        Agent/Manager,

                                         by
                                             /s/        John L. Walding
                                          --------------------------------------
                                          Name:         John L. Walding
                                          Title:        Vice President

                                        HELLER FINANCIAL, INC.,

                                         by
                                             /s/        Linda W. Wolf
                                          --------------------------------------
                                          Name:      Linda W. Wolf
                                          Title:     Senior Vice President

                                        KZH III LLC,

                                         by
                                             /s/        Shari Finkelstein
                                          --------------------------------------
                                          Name:         Shari Finkelstein
                                          Title:        Authorized Agent

                                        KZH CYPRESSTREE-1 LLC,

                                         by
                                             /s/        Shari Finkelstein
                                          --------------------------------------
                                          Name:         Shari Finkelstein
                                          Title:        Authorized Agent

                                        KZH RIVERSIDE LLC,

                                         by
                                             /s/        Shari Finkelstein
                                          --------------------------------------
                                          Name:         Shari Finkelstein
                                          Title:        Authorized Agent

                                        MERRILL LYNCH PRIME RATE PORTFOLIO,
                                        by Merrill Lynch Asset Management, LP,
                                        as its Investment Advisor,

                                         by
                                             /s/        Andrew C. Liggio
                                          --------------------------------------
                                          Name:         Andrew C. Liggio
                                          Title:        Assistant Vice President

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.,

                                         by
                                             /s/        Andrew C. Liggio
                                          --------------------------------------
                                          Name:         Andrew C. Liggio
                                          Title:        Assistant Vice President

                                        NATIONAL CITY BANK,

                                         by
                                             /s/        Robert C. Rowe
                                          --------------------------------------
                                          Name:         Robert C. Rowe
                                          Title:        Vice President

                                        NORTH AMERICAN SENIOR FLOATING RATE
                                        FUND, by CypressTree Investment
                                        Management Company, Inc., as
                                        Portfolio Manager,

                                         by
                                             /s/        Timothy M. Barns
                                          --------------------------------------
                                          Name:         Timothy M. Barns
                                          Title:        Managing Director

                                        OXFORD STRATEGIC
                                        INCOME FUND, by Eaton Vance
                                        Management, as its
                                        Investment Advisor,

                                         by
                                             /s/        Scott H.  Page
                                          --------------------------------------
                                          Name:         Scott H. Page
                                          Title:        Vice President

                                        PACIFICA PARTNERS FUND,
                                        by Imperial Credit Asset Management,
                                        Inc., as Investment Advisor,

                                         by
                                             /s/        Michael J. Bacevich
                                          --------------------------------------
                                          Name:         Michael J. Bacevich
                                          Title:        Senior Vice President

                                        PNC BANK, NATIONAL ASSOCIATION,

                                         by
                                             /s/        Lynn Koncz
                                          --------------------------------------
                                          Name:         Lynn Koncz
                                          Title:        Vice President

                                        SENIOR DEBT PORTFOLIO,
                                        by Boston Management and Research as
                                        Investment Advisor,

                                        by
                                             /s/        Scott H. Page
                                          --------------------------------------
                                          Name:         Scott H. Page
                                          Title:        Vice President

                                        STAR BANK, NATIONAL ASSOCIATION,

                                         by
                                             /s/        Mark A. Whitsen
                                          --------------------------------------
                                          Name:         Mark A. Whitsen
                                          Title:        Vice President

                                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                        INCOME TRUST,

                                         by
                                             /s/        Jeffrey W. Maillet
                                          --------------------------------------
                                          Name:         Jeffrey W. Maillet
                                          Title:        Senior Vice President
                                                        & Director